New Issue Marketing Materials
$ [408,717,000]

J.P. Morgan Alternative Loan Trust, 2006-A3 Pool 1 Certificates
Issuing Entity

J.P. Morgan Acceptance Corporation I

Depositor

Wells Fargo Bank, N.A.

Master Servicer

J.P. Morgan Acquisition Corp.

Sponsor and Seller

J.P. Morgan Securities Inc.

Underwriter

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities referenced in this communication in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful, prior to registration or qualification under the securities laws of any such state or other jurisdiction.

This free writing prospectus is being delivered to y ou solely to provide you with information about the offering of the asset -backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued.

The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the issuer, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.

Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

Pool 1 Bond Summary
$[408,717,000]
(Approximate, Subject to +/- 5% Variance)

J.P. Morgan Alternative Loan Trust
Mortgage Pass-Through Certificates, Series 2006-A3

			Est.WAL	Pmt. Window	Approx.	Approx.	Expected
	Approximate	Initial	(yrs.)	(Mths.)	Initial	Targeted	Ratings
Class	Size ($)	Coupon	To Call(2)	To Call	C/E (%) (3)	C/E (%)(3)(4)	Moody’s/S&P(3)
1-A-1	150,000,000.00	1M LIBOR + [ ]	2.37	Jul06-Nov12	[17.43]	[16.50]	Aaa / AAA
1-A-2	116,129,000.00	1M LIBOR + [ ]	1.00	Jul06-Sep08	[17.43]	[16.50]	Aaa / AAA
1-A-3	35,627,000.00	1M LIBOR + [ ]	3.00	Sep08-Jul10	[17.43]	[16.50]	Aaa / AAA
1-A-4	41,578,000.00	1M LIBOR + [ ]	5.64	Jul10-Nov12	[17.43]	[16.50]	Aaa / AAA
1-A-5	38,149,000.00	1M LIBOR + [ ]	2.37	Jul06-Nov12	[8.25]	[16.50]	Aaa/ AAA
1-M-1	10,810,000.00	1M LIBOR + [ ]	4.44	Sep09-Nov12	[5.65]	[11.30]	Aa2 / [AA+]
1-M-2	8,524,000.00	1M LIBOR + [ ]	4.41	Aug09-Nov12	[3.60]	[7.20]	A2 / [A+]
1-B-1	5,821,000.00	1M LIBOR + [ ]	4.38	Jul09-Nov12	[2.20]	[4.40]	Baa2 / [BBB+]
1-B-2	2,079,000.00	1M LIBOR + [ ]	4.22	Jul09-Jul12	[1.70]	[3.40]	Baa3 / [BBB]

Non-Offered Certificates

(1)

The classes listed hereby and described in this preliminary term sheet are the classes of certificates of J.P. Morgan Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-A3 that relate to a pool of mortgage loans that will be designated as “Pool 1.” No other classes of certificates related to the J.P. Morgan Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-A3 are described in this preliminary term sheet.

(2)

Weighted average life calculated at the pricing speed and to the date on which and the optional clean-up call is first eligible to be exercised, each as set forth in Summary of Terms below.

(3)

Ratings and credit enhancement levels subject to change upon final confirmation from Moody’s and S&P. Credit enhancement levels include the overcollateralization amount. The Pool 1 Senior Certificates, other than the Class 1-A-5 Certificates, benefit from additional credit support from the Class 1-A-5 Certificates.

(4)

Targeted credit enhancement level on any Distribution Date after the Step-Down Date on which a Trigger Event is not in effect.

Please see “Summary of Terms” herein for definitions of all capitalized terms used herein but not otherwise defined.

Structure

Overview

Pool 1 Senior Certificates

•

Interest will accrue on the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, and Class 1-A-5 Certificates (the “Pool 1 Senior Certificates”) at a rate of One-Month LIBOR plus a predetermined margin not to exceed 11.50, subject to a cap equal to the weighted average of the net interest rates on the Pool 1 mortgage loans (the “Pool 1 Net WAC Rate”), on an Actual/360 basis with 0 days delay.

•

Each class of Pool 1 Senior Certificates will be entitled to basis risk shortfalls resulting from application of the Pool 1 Net WAC Rate cap from amounts received in respect of the Yield Maintenance Agreements.

•

The Pool 1 Senior Certificates will be entitled to all principal payments on each Distribution Date prior to the Step-Down Date or on which a Trigger Event is in effect, until these certificates have been paid in full.

•

For any Distribution Date on or after the Step-Down Date on which a Trigger Event is not in effect, the Pool 1 Senior Certificates will be entitled to receive principal based on their collective target credit enhancement level.

•

Realized losses allocable to the Pool 1 Senior Certificates, other than the Class 1-A-5 Certificates (the “Super Senior Certificates”) will be allocated to the Class 1-A-5 Certificates (the “Senior Support Certificates”) until the class principal amount of the Senior Support Certificates has been reduced to zero.

Mezzanine and Subordinate Certificates

•

The Class 1-M-1 and Class 1-M-2 Certificates (the “Pool 1 Mezzanine Certificates”) will have a higher priority than the Class 1-B-1 and Class 1-B-2 Certificates (the “Pool 1 Subordinate Certificates”).  Among the Pool 1 Mezzanine Certificates, the Class 1-M-2 Certificates will be subordinate to the Class 1-M-1 Certificates. Among the Pool 1 Subordinate Certificates, the Class 1-B-2 Certificates will be subordinate to the Class 1-B-1 Certificates.

•

Interest will accrue on the Pool 1 Mezzanine and Pool 1 Subordinate Certificates at a rate of One-Month LIBOR plus a predetermined margin, subject to a cap equal to the Pool 1 Net WAC Rate, on an Actual/360 basis with 0 days delay.

•

Each class of Pool 1 Mezzanine and Pool 1 Subordinate Certificates will be entitled to basis risk shortfalls resulting from application of the Pool 1 Net WAC Rate cap from amounts received in respect of the related Yield Maintenance Agreement.

•

On each Distribution Date prior to the Step-Down Date or on which a Trigger Event is in effect, the Pool 1 Mezzanine and Pool 1 Subordinate Cert ificates will receive principal only in the event that the Senior Certificates have been paid in full on or prior to such date.

•

For any Distribution Date on or after the Step-Down Date on which a Trigger Event is not in effect, the Pool 1 Mezzanine and Pool 1 Subordinate Cert ificates will receive principal sequentially to their target credit enhancement level on the basis of their class distribution amount as calculated for the related Distribution Date.

Subordination of Class M and B Certificates

Priority of Payment

The initial enhancement percentages take into account the initial overcollateralization (“O/C”) amount of approximately [1.70]% of the Cut-off Date balance of the pool 1 mortgage loans.

On or after the Step-Down Date (provided a Trigger Event is not in effect) the O/C amount will step-down to [3.40]% of the then current balance of the pool 1 mortgage loans, subject to an O/C floor of [0.50]% of the Cut-off Date balance of the pool 1 mortgage loans.

Pool 1 Senior Certificates(1) [17.43] C/E Super Senior [8.25]% C/E Senior Support
Class 1-M-1 [5.65]% C/E
Class 1-M-2 [3.60]% C/E
Class 1-B-1 [2.20]% C/E
Class 1-B-2 [1.70]% C/E

Loss Allocation

Any realized losses first will be absorbed by the Class CE Certificates by a reduction of amounts otherwise payable to such Certificates, then will reduce the O/C amount, and finally will be allocated to the Pool 1 Subordinate, Pool 1 Mezzanine, and Class 1-A-5 Certificates, in reverse order of priority of distribution.

Overcollateralization

Initial O/C Amount: [1.70]%ofthe Cut-off Date balance of the pool 1 mortgage loans.

Target O/C Amount: (a) On or after the Step-Down Date, provided a Trigger Event is not in effect, [3.40]% of the current pool 1 mortgage loan balance, subject to a floor of [0.50]%of the pool 1 mortgage loan balance as of the Cutoff Date.

Excess Spread

Any excess spread will cover interest shortfalls and cumulative losses before being distributed to the holders of the Class CE Certificates.

(1) Senior Certificates share preferential right to receive

interest over the Pool 1 Mezzanine and Pool 1 Subordinate Certificates

Trigger Event

A Trigger Event is in effect with respect to any Distribution Date on or after the Step-Down Date if either (i) the percentage obtained by dividing (x) the principal balance of the mortgage loans that are 60 days or more delinquent or REO or in bankruptcy or in foreclosure as of the last day of the prior calendar month by (y) the principal balance of the related mortgage loans as of the last day of the prior calendar mo nth, is greater than [ 47.62 ]% of the senior enhancement percentage for the related Distribution Date or if (ii) the cumulative realized losses on the mortgage loans exceeds the percentage set forth in the following table:

Range of Distribution Dates	Percentage
July 2009 – June 2010	[ 0.60 ]%*
July 2010 – June 2011	[ 1.05 ]%*
July 2011 – June 2012	[ 1.45 ]%*
July 2012 and thereafter	[ 1.75 ]%

*

The percentages indicated are the percentages applicable for the first Distribution Date in the corresponding range of Distribution Dates. The percentage for each succeeding Distribution Date in the range increases incrementally by 1/12th of the positive difference between the percentage applicable to the first Distribution Date in that range and the first Distribution Date in the succeeding range.

Priority of Distributions

Distributions of Interest

On each Distribution Date, the Pool 1 Interest Remittance Amount for such Distribution Date will be distributed in the order of priority described below:

1

To the Pool 1 Senior Certificates, the related Interest Distribution Amount;

2

To the Pool 1 Senior Certificates, the related unpaid Interest Shortfall, if any;

3

To the Class M-1 Certificates, the Interest Distribution Amount allocable to such certificates;

4

To the Class M-2 Certificates, the Interest Distribution Amount allocable to such certificates;

5

To the Class B-1 Certificates, the Interest Distribution Amount allocable to such certificates;

6

To the Class B-2 Certificates, the Interest Distribution Amount allocable to such certificates;

Any Pool 1 Interest Remittance Amounts remaining undistributed following these distributions will be distributed as Net Monthly Excess Cashflow for such Distribution Date in accordance with the priorities set forth below. On any Distribution Date, any Net Interest Shortfalls for Pool 1 will first reduce Net Monthly Excess Cashflow and then will be allocated among the Pool 1 Senior Certificates, the Pool 1 Mezzanine Certificates and the Pool 1 Subordinate Certificates in reduction of the respective Interest Distribution Amounts on a pro rata basis based on the respective Interest Distribution Amounts for such Distribution Date without giving effect to Net Interest Shortfalls.

Distributions of Principal

On each Distribution Date prior to the Step-Down Date or on which a Trigger Event is in effect, the Pool 1 Principal Distribution Amount for such Distribution Date will be distributed in the order of priority described below:

1.

To the Pool 1 Senior Certificates, concurrently:

a.

approximately [89.99981651]%, concurrently:

i)

approximately [43.68923555]% to the Class 1-A-1 Certificates, until the Class Principal Amount thereof has been reduced to zero;

ii)

approximately [56.31076445]%, sequentially, to the Class 1-A-2, Class 1-A-3, and Class 1-A-4 Certificates, in that order, until the Class Principal Amount of each such class has been reduced to zero;

b.

approximately [10.00018349]%, to the Class 1-A-5 Certificates, until the Class Principal Amount thereof has been reduced to zero;

2

To the Class 1-M-1 Certificates, until the class principal amount thereof has been reduced to zero;

3

To the Class 1-M-2 Certificates, until the class principal amount thereof has been reduced to zero;

4

To the Class 1-B-1 Certificates, until the class principal amount thereof has been reduced to zero; and

5

To the Class 1-B-2 Certificates, until the class principal amount thereof has been reduced to zero.

Any Pool 1 Principal Distribution Amount remaining undistributed following these distributions will be distributed as Net Monthly Excess Cashflow in accordance with the priority set forth below.

On each Distribution Date, on or after the Step-Down Date and on which a Trigger Event is not in effect, the Pool 1 Principal Distribution Amount for such Distribution Date will be distributed in the order of priority described below:

1.

To the Pool 1 Senior Certificates, the Pool 1 Senior Principal Distribution Amount, concurrently:

a.

approximately [89.99981651]%, concurrently:

i)

approximately [43.68923555]% to the Class 1-A-1 Certificates, until the Class Principal Amount of each such class has been reduced to zero;

ii)

approximately [56.31076445]% sequentially, to the Class 1-A-2, Class 1-A-3, and Class 1-A-4 Certificates, in that order, until the Class Principal Amount of each such class has been reduced to zero;

b.

approximately [10.00018349]%, to the Class 1-A-5 Certificates, until the Class Principal Amount thereof has been reduced to zero;

2

To the Class 1-M-1 Certificates, the related Subordinate Class Principal Distribution Amount for such Distribution Date, until the Class Principal Amount thereof has been reduced to zero;

3

To the Class 1-M-2 Certificates, the related Subordinate Class Principal Distribution Amount for such Distribution Date, until the Class Principal Amount thereof has been reduced to zero;

4

To the Class 1-B-1 Certificates, the related Subordinate Class Principal Distribution Amount for such Distribution Date, until the Class Principal Amount thereof has been reduced to zero; and

5

To the Class 1-B-2 Certificates, the related Subordinate Class Principal Distribution Amount for such Distribution Date, until the Class Principal Amount thereof has been reduced to zero.

Any Pool 1 Principal Distribution Amount remaining undistributed following these distributions will be distributed as Net Monthly Excess Cashflow in accordance with the priority set forth below.

Overcollateralization Provisions

On each Distribution Date, the Net Monthly Excess Cashflow, if any, will be applied on such Distribution Date as an accelerated payment of principal on the class or classes of Certificates then entitled to receive distributions in respect of principal, but only to the extent necessary to maintain the Overcollateralization Amount at the Overcollateralization Target Amount.

With respect to any Distribution Date, any Net Monthly Excess Cashflow will be paid as follows:

1

To the class or classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to any Overcollateralization Increase Amount, payable to such holders as part of the Principal Distribution Amount in accordance with the priorities described above;

2

To the Pool 1 Senior Certificates, pro rata, in an amount equal to the Unpaid Realized Loss Amount allocable to each such class (after giving effect to amounts paid under Yield Maintenance Agreements for such Distribution Date);

3

To the Class 1-M-1 Certificates, the unpaid Interest Shortfall allocable to such class;

4

To the Class 1-M-1 Certificates, the Unpaid Realized Loss Amount allocable to such class;

5

To the Class 1-M-2 Certificates, the unpaid Interest Shortfall allocable to such class;

6

To the Class 1-M-2 Certificates, the Unpaid Realized Loss Amount allocable to such class;

7

To the Class 1-B-1 Certificates, the unpaid Interest Shortfall allocable to such class;

8

To the Class 1-B-1 Certificates, the Unpaid Realized Loss Amount allocable to such class;

9

To the Class 1-B-2 Certificates, the unpaid Interest Shortfall allocable to such class;

10

To the Class 1-B-2 Certificates, the Unpaid Realized Loss Amount allocable to such class;

11

concurrently, to the holders of the Pool 1 Senior Certificates, pro rata, such class’ previously allocated and not reimbursed share of Net Interest Shortfalls, if any;

12

To the Class 1-M-1 Certificates, such class’ previously allocated and not reimbursed share of Net Interest Shortfalls, if any;

13

To the Class 1-M-2 Certificates, such class’ previously allocated and not reimbursed share of Net Interest Shortfalls, if any;

14

To the Class 1-B-1 Certificates, such class’ previously allocated and not reimbursed share of Net Interest Shortfalls, if any;

15

To the Class 1-B-2 Certificates, such class’ previously allocated and not reimbursed share of Net Interest Shortfalls, if any;

16

To the Pool 1 Senior Certificates first, pro rata, any Basis Risk Shortfall Carryover Amounts for such Distribution Date (in the case of the any Class of LIBOR Certificates, after giving effect to any amounts paid under the related Yield Maintenance Agreement on such Distribution Date) and second to the Pool 1 Mezzanine and Pool 1 Subordinate Certificates, in the order of seniority;

17

To the Securities Administrator, the Custodian or the Trustee in respect of any unreimbursed expenses and indemnifications owing thereto; and

18

To the Class CE Certificates.

Yield Maintenance Agreement and Reserve Fund

The Issuing Entity will have the benefit of nine Yield Maintenance Agreements, which will benefit the LIBOR Certificates. On each Distribution Date set forth on the related Yield Maintenance Schedule, the related Yield Maintenance Agreement will pay an amount equal to the product of a) the excess, if any, of LIBOR (subject to the Rate Cap Ceiling of 11.500% ) over the related Cap Strike Rate, b)the related Scheduled Notional Amount and c) a fraction, the numerator of which is the actual number of days elapsed from and including the 25th of the month prior to the month of such Distribution Date to and including the 24th of the month of such Distribution Date, and the denominator of which is 360.

Any amounts allocated to the certificateholders from the related Yield Maintenance Agreement will be distributed to the Reserve Fund. On each Distribution Date, amounts on deposit in the Reserve Fund will be distributed sequentially as follows:

1.

To the Pool 1 Senior Certificates as follows:

a.

From amounts received in respect of the Yield Maintenance Agreement related to the Class 1-A-1 Certificates, first to the Class 1-A-1 Certificates, up to the Basis Risk Shortfall Carryover Amount for the Class 1-A-1 Certificates;

b.

From amounts received in respect of the Yield Maintenance Agreement related to the Class 1-A-2 Certificates, first to the Class 1-A-2 Certificates, up to the Basis Risk Shortfall Carryover Amount for the Class 1-A-2 Certificates;

c.

From amounts received in respect of the Yield Maintenance Agreement related to the Class 1-A-3 Certificates, first to the Class 1-A-3 Certificates, up to the Basis Risk Shortfall Carryover Amount for the Class 1-A-3 Certificates;

d.

From amounts received in respect of the Yield Maintenance Agreement related to the Class 1-A-4 Certificates, first to the Class 1-A-4 Certificates, up to the Basis Risk Shortfall Carryover Amount for the Class 1-A-4 Certificates;

e.

From amounts received in respect of the Yield Maintenance Agreement related to the Class 1-A-5 Certificates, first to the Class 1-A-5 Certificates, up to the Basis Risk Shortfall Carryover Amount for the Class 1-A-5 Certificates;

2.

To the Pool 1 Senior Certificates as follows:

a.

From amounts received in respect of the Yield Maintenance Agreement related to the Class 1-A-1 Certificates remaining after clause 1a) pro-rata, based on Basis Risk Shortfall Amounts outstanding following clauses 1a) through 1e) to the Class 1-A-2, Class 1-A-3, Class 1-A-4, and Class 1-A-5 Certificates;

b.

From amounts received in respect of the Yield Maintenance Agreement related to the Class 1-A-2 Certificates remaining after clause 1b) pro-rata, based on Basis Risk Shortfall Amounts outstanding following clauses 1a) through 1e) to the Class 1-A-1, Class 1-A-3, Class 1-A-4, and Class 1-A-5 Certificates;

c.

From amounts received in respect of the Yield Maintenance Agreement related to the Class 1-A-3 Certificates remaining after clause 1c) pro-rata, based on Basis Risk Shortfall Amounts outstanding following clauses 1a) through 1e) to the Class 1-A-1, Class 1-A-2, Class 1-A-4, and Class 1-A-5 Certificates;

d.

From amounts received in respect of the Yield Maintenance Agreement related to the Class 1-A-4 Certificates remaining after clause 1d) pro-rata, based on Basis Risk Shortfall Amounts outstanding following clauses 1a) through 1e) to the Class 1-A-1, Class 1-A-2, Class 1-A-3, and Class 1-A-5 Certificates;

e.

From amounts received in respect of the Yield Maintenance Agreement related to the Class 1-A-5 Certificates remaining after clause 1e) pro-rata, based on Basis Risk Shortfall Amounts outstanding following clauses 1a) through 1e) to the Class 1-A-1, Class 1-A-2, Class 1-A-3, and Class 1-A-4 Certificates;

3

to the Pool 1 Senior Certificates, pro rata, any applicable Unpaid Realized Loss Amounts (prior to giving effect to amounts available to be paid in respect of Unpaid Realized Loss Amounts as described above);

4

to the Class 1-M-1, Class 1-M-2, Class 1-B-1, and Class 1-B-2 Certificates, in that order, any applicable Unpaid Realized Loss Amounts (prior to giving effect to amounts available to be paid in respect of Unpaid Realized Loss Amounts as described above); and

5

to the Class CE Certificates, any remaining amounts.

Deal Summary

Issuing Entity

J.P. Morgan Alternative Loan Trust, 2006-A 3

Pool 1 Offered

Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-M-1, Class 1-M-2,

Certificates

Class 1-B-1, and Class 1-B-2 Certificates are the “Pool 1 Offered Certificates”.  In addition to the Offered Certificates, the trust fund will issue a class of private classes of certificates, the Class CE Certificates.

Pool 1 Senior Certificates or Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Pool 1 Class A Certificates: and Class 1-A-5.

Pool 1 Mezzanine Certificates :Class 1-M-1, Class 1-M-2.

Pool 1 Subordinate Certificates : Class 1-B-1 and Class 1-B-2.

LIBOR Certificates:  Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1A-4, Class 1-A-5, Class 1-M-1, Class 1-M-2, Class 1-B-1, and Class 1-B-2.

Lead Underwriter J.P. Morgan Securities, Inc.

Seller J.P. Morgan Mortgage Acquisition Corp.

Depositor J.P. Morgan Acceptance Corporation I

Trustee U.S. Bank National Association.

Master Servicer Wells Fargo Bank, N.A. (the “Master Servicer”)

Servicers JPMorgan Chase Bank, National Association, MidAmerica, and certain other servicers will act as a servicer of a portion of the mortgage loans.

Custodian JPMorgan Chase Bank, N.A.

Cut-off Date June 1, 2006.

Settlement Date

June 29, 2006.

Optional Clean-Up Call

 The Clean-Up Call option may be exercised on the first Distribution Date on which the current balance of the mortgage loans reaches 10% of its Cut-off Date balance and on each Distribution Date thereafter.

Pricing Prepayment

30% Constant Prepayment Speed (“CPR”). Speed

Summary of Terms

Basis Risk Shortfall
Carryover Amounts

For any Distribution Date and each class of LIBOR Certificates, an amount equal to the sum of (i) the excess of (x) the amount of interest such class ofLIBOR Certificates would have accrued on such Distribution Date had its certificate interest rate for such Distribution Date been equal to the lesser of (a) One-Month LIBOR plus the applicable certificate margin and

(b) 11.500% per annum, over (y) the amount of interest such class of LIBOR Certificates accrued for such Distribution Date at the Pool 1 Net WAC Rate (adjusted to an actual/360 basis) and (ii) the unpaid portion of any Basis Risk Shortfall Carryover Amount for such class of LIBOR Certificates from prior Distribution Dates together with interest accrued on such unpaid portion for the most recently ended accrual period at the lesser of (a) One-Month LIBOR plus the certificate margin for and such class of LIBOR Certificates for the related accrual period and (b) 11.500% per annum.

Cap Strike Rate

With respect to any class of Pool 1 Senior Certificates, Pool 1 Mezzanine Certificates or Pool 1 Subordinate Certificates and any distribution date, the rate specified in the related Yield Maintenance Agreement for such distribution date.

Current Principal Balance

For any Distribution Date and Mortgage Loan, the stated principal balance of such Mortgage Loan as of the last day of the related Due Period.

Distribution Date

25th day of each month (or the next business day if the 25th is not a business day), commencing in July 2006.

Due Period

With respect to a Mortgage Loan and any Distribution Date, the period beginning on the second day of the calendar month preceding the month in which such Distribution Date occurs and ending on the first day of the calendar month in which such Distribution Date occurs.

Interest Distribution Amount

With respect to each class of Pool 1 Offered Certificates entitled to interest and any Distribution Date, the amount of interest accrued during the related accrual period at the related certificate interest rate on the related class principal amount for such Distribution Date as reduced by such class’ share of Net Interest Shortfalls.

Interest Shortfall

With respect to any class of Pool 1 Offered Certificates entitled to interest and any Distribution Date, the amount by which (i) the Interest Distribution Amount for such class on all prior Distribution Dates exceeds (ii) amounts distributed in respect thereof to such class on prior Distribution Dates.

Net Interest Shortfalls

With respect to any Distribution Date and Pool 1, an amount equal to the sum of a) any Net Prepayment Interest Shortfalls for Pool 1 for such Distribution Date, and b) Relief Act Reductions.

Net Monthly Excess Cashflow

For any Distribution Date is equal to the sum of (a) any Overcollateralization Release Amount and (b) the excess of (x) the available distribution amount for Pool 1 for such Distribution Date over (y) the sum for such Distribution Date of (A) the Interest Distribution Amounts for the Pool 1 Certificates, (B) the Interest Shortfall for the Pool 1 Senior Certificates and (C) the Pool 1 Principal Remittance Amount.

Net Prepayment Interest Shortfall

With respect to Pool 1 and any Distribution Date, the amount by which a prepayment interest shortfall for the related prepayment period exceeds the amount that the Master Servicer is obligated to remit pursuant to the Pooling and Servicing Agreement and/or each Servicer is obligated to remit pursuant to the applicable Purchase and Servicing Agreement, to cover such shortfall for such due period.

Overcollateralization Amount

For any Distribution Date, the amount, if any, by which (x) the aggregate Current Principal Balance of the Pool 1 Mortgage Loans exceeds (y) the sum of the aggregate class principal amount of the Pool 1 Certificates (other than the Class CE Certificates) as of such Distribution Date (assuming that 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date). Initially, the Overcollateralization Amount will be approximately [1.70]% of the aggregate stated principal balance of the Pool 1Mortgage Loans as of the Cut-off Date.

Overcollateralization	With respect to any Distribution Date, the amount, if any, by which the Overcollateralization
Deficiency Amount	Target Amount exceeds the Overcollateralization Amount on such Distribution Date (after giving effect to distributions in respect of the Pool 1 Principal Remittance Amount on such
Distribution Date).
Overcollateralization	With respect to any Distribution Date, an amount equal to the product of (i) 0.50% and (ii) the
Floor	aggregate stated principal balance of the Pool 1 Mortgage Loans as of the Cut-off Date.
Overcollateralization	For any Distribution Date is the lesser of (x) the Net Monthly Excess Cashflow for such
Increase Amount	Distribution Date and (y) the Overcollateralization Deficiency Amount for such Distribution
Date.
Overcollateralization	With respect to any Distribution Date, the lesser of (x) the Pool 1 Principal Remittance
Release Amount	Amount for such Distribution Date and (y) the excess, if any, of (1) the Overcollateralization
Amount for such Distribution Date over (2) the Overcollateralization Target Amount for such
Distribution Date.
Overcollateralization	With respect to any Distribution Date (1) prior to the Step-Down Date, approximately [1.70]%
Target Amount	of the aggregate stated principal balance of the Pool 1 Mortgage Loans as of the Cut-off Date, or (2) on or after the Step-Down Date, (A) if a Trigger Event is not in effect, the greater of (x)
[3.40]% of the aggregate Current Principal Balance of the Pool 1 Mortgage Loans and (y) the
Overcollateralization Floor, and (B) if a Trigger Event is in effect, the Overcollateralization
Target Amount for the immediately preceding Distribution Date.
Pool 1 Basic Principal	With respect to any Distribution Date, the excess of (i) the Principal Remittance Amount for
Distribution Amount	such Distribution Date over (ii) the Overcollateralization Release Amount, if any, for such
Distribution Date.
Pool 1 Interest	With respect to any Distribution Date, that portion of the available distribution amount for
Remittance Amount	such Distribution Date attributable to interest received or advanced with respect to the mortgage loans and compensating interest paid by the Servicer or Master Servicer with respect to the mortgage loans.
Pool 1 Net WAC Rate	For any Distribution Date, the weighted average of the net mortgage rates of the Pool 1
Mortgage Loans as of the first day of the calendar month immediately preceding the calendar month of such Distribution Date, weighted on the basis of their stated principal balances as of that date.
Pool 1 Mezzanine	Class 1-M-1 and Class 1-M-2.
Certificates
Pool 1 Mortgage Loan	The conventional, adjustable rate mortgage loans secured by first liens on the Mortgaged
Properties included in Pool 1 of the Issuing Entity as of the Closing Date.
Pool 1 Principal	With respect to any Distribution Date, the sum of (i) the Pool 1Basic Principal Distribution
Distribution Amount	Amount for such Distribution Date and (ii) the Overcollateralization Increase Amount for
such Distribution Date.
Pool 1 Principal	With respect to any Distribution Date, the portion of the available distribution amount equal to
Remittance Amount	the sum of (i) all scheduled payments of principal collected or advanced on the Pool 1
Mortgage Loans by the Servicer or Master Servicer that were due during the related Due
Period, (ii) the principal portion of each full and partial principal prepayment made by a borrower on a Pool 1 Mortgage Loan during the related Prepayment Period; (iii) each other unscheduled collection, including insurance proceeds and net liquidation proceeds representing or allocable to recoveries of principal of the Pool 1 Mortgage Loans received during the related prepayment period, including any subsequent recoveries on the Pool 1
Mortgage Loans, and (iv) the principal portion of the purchase price of each Pool 1 Mortgage
Loan purchased due to a defect in documentation or a material breach of a representation and warranty with respect to such mortgage loan, (v) in connection with any optional purchase of the Pool 1 Mortgage Loans, the principal portion of the purchase price, up to the principal portion of the par value and (vi) amounts paid under the Yield Maintenance Agreements to cover the Unpaid Realized Loss Amounts.
Pool 1 Senior Certificates	Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, and Class 1-A-5.

Pool 1 Senior Enhancement Percentage

For any Distribution Date is the percentage obtained by dividing (x) the sum of (i) the aggregate Class Principal Amount of the Pool 1 Mezzanine and Pool 1 Subordinate Certificates (after giving effect to the distribution of the Pool 1 Principal Distribution Amount on such Distribution Date) and (ii) the Overcollateralized Amount (after giving effect to the distribution of the Principal Distribution Amount on such Distribution Date) by (y) the aggregate Stated Principal Balance of the Pool 1 Mortgage Loans as of the last day of the related Due Period.
Pool 1 Senior Principal Distribution Amount

For any applicable Distribution Date, an amount equal to the excess of (x) the aggregate class principal amount of the Pool 1 Senior Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (1) approximately 83.50% and (2) the aggregate

Current Principal Balance of the Pool 1 Mortgage Loans and (B) the aggregate Current Principal Balance of the Pool 1 Mortgage Loans minus the Overcollateralization Floor.
Pool 1 Subordinate	Class 1-B-1 and Class 1-B-2.
Certificates
Realized Loss	With respect to a liquidated mortgage loan, the amount by which the remaining unpaid principal balance of such mortgage loan plus all accrued and unpaid interest thereon and any related expenses exceeds the amount of liquidation proceeds applied to the principal balance of that mortgage loan. With respect to a mortgage loan subject to a deficient valuation, the excess of the principal balance of such mortgage loan over the principal amount as reduced in connection with the proceedings resulting in a deficient valuation. With respect to a mortgage loan subject to a debt service reduction, the present value of all monthly debt service reductions, discounted monthly at the applicable mortgage rate.
Relief Act Reductions	The amount of interest that would otherwise have been received with respect to any Mortgage Loan which was subject to a reduction in the amount of interest collectible as a result of application of the Servicemembers Civil Relief Act or any similar state law.
Reserve Fund	The separate account for the benefit of the holders of the LIBOR Certificates for the deposit of any amounts received under the Yield Maintenance Agreements.
Scheduled Notional Amount	With respect to each applicable class of LIBOR Certificates and any Distribution Date, the notional amount specified in the related Yield Maintenance Agreement for such Distribution
Date.
Step-Down Date

The earlier to occur of (1) the Distribution Date on which the aggregate class principal amount of the Pool 1 Senior Certificates has been reduced to zero and (2) the later to occur of (x) the Distribution Date occurring July 2009 and (y) the first Distribution Date on which the Pool 1

Senior Enhancement Percentage is greater than or equal to [16.50]% (as calculated prior to the distribution of Pool 1 Principal Distribution Amount  on the Pool 1 Mezzanine and Pool 1 Subordinate Certificates ).

Structuring Assumptions	The following assumptions, unless otherwise specified: (i) scheduled payments on all Pool 1

Mortgage Loans are received on the first day of each month beginning July 1, 2006, (ii) any principal prepayments on the Pool 1 Mortgage Loans are received on the last day of each month beginning in June 2006 and include 30 days of interest thereon, (iii) there are no defaults or delinquencies on the Pool 1 Mortgage Loans, (iv) optional termination of the Trust Fund does not occur, (v) prepayments are computed after giving effect to scheduled payments received on the following day, (vi) the Pool 1 Mortgage Loans prepay at the indicated constant percentages of CPR, (vii) the date of issuance for the Certificates is June [29], 2006, (viii) cash distributions are received by the Certificateholders on the 25th day of each month, (ix) there are no Net Interest Shortfalls on any Distribution Date, (x) 1 Month LIBOR is constant at

[5.138]%, (xi) 6-Month LIBOR is constant at [5.380]%, (xii) 1 Year LIBOR is held constant at [5.482]% and (xiii) 1 Year CMT is held constant is [5.021]%.

Subordinate Class Principal Distribution Amount

With respect to any class of Pool 1 Subordinate Certificates  or Pool 1 Mezzanine Certificates and Distribution Date, an amount equal to the excess of (x) the sum of (1) the class principal amount of such class of Certificates immediately prior to such Distribution Date and (2) the aggregate class principal amount of all classes of Certificates senior in right of payment to such class (after taking into account the payment of the Pool 1 Senior Principal Distribution Amount and related Subordinate Class Principal Distribution Amount, as applicable, on such Distribution Date) over (y) the lesser of (A) the product of (1) 100% minus the related Targeted C/E Percentage and (2) the aggregate Current Principal Balance of the Pool 1 Mortgage Loans and (B) the aggregate Current Principal Balance of the Pool 1 Mortgage Loans minus the Overcollateralization Floor.

Targeted C/E Percentage

For each Class of Certificates, the percentage as set forth in the table on page [2].

Unpaid Realized Loss Amount

 For any class of Pool 1 Senior, Pool 1 Mezzanine or Pool 1 Subordinate Certificates ,the portion of the aggregate allocated Realized Loss amount previously allocated to that class remaining unpaid from prior Distribution Dates.

Yield Maintenance Agreements

Any of the nine interest rate yield maintenance agreements between the Issuing Entity and the Counterparty documented pursuant to an ISDA Master Agreement (Multicurrency-Cross Border), together with a schedule and a confirmation.

Sensitivity Analysis

Weighted Average Lives and Principal Payment Windows at Various Prepayment Speeds (to
Call)(1)

| | 10% CPR | | 20% CPR | | 25% CPR | |
|---|---|---|---|---|---|---|
| Class | Est. WAL (years) | Pmt. Window | Est. WAL (years) | Est. WAL (years) | Est. WAL (years) | Pmt. Window |
| 1-A-1 | 7.37 | Jul06-Jan25 | 3.76 | Jul06-Jul16 | 2.94 | Jul06-May14 |
| 1-A-2 | 3.26 | Jul06-Jan14 | 1.58 | Jul06-Feb10 | 1.23 | Jul06-Apr09 |
| 1-A-3 | 9.92 | Jan14-Feb19 | 4.91 | Feb10-Nov12 | 3.81 | Apr09-Jun11 |
| 1-A-4 | 16.67 | Feb19-Jan25 | 8.88 | Nov12-Jul16 | 6.95 | Jun11-May14 |
| 1-A-5 | 7.37 | Jul06-Jan25 | 3.76 | Jul06-Jul16 | 2.94 | Jul06-May14 |
| 1-M-1 | 12.75 | Nov12-Jan25 | 6.60 | Jul09-Jul16 | 5.23 | Aug09-May14 |
| 1-M-2 | 12.75 | Nov12-Jan25 | 6.60 | Jul09-Jul16 | 5.22 | Jul09-May14 |
| 1-B-1 | 12.73 | Nov12-Jan25 | 6.59 | Jul09-Jul16 | 5.21 | Jul09-May14 |
| 1-B-2 | 12.37 | Nov12-Mar24 | 6.36 | Jul09-Jan16 | 5.03 | Jul09-Dec13 |

| | 30% CPR | | 40% CPR | | 50% CPR | |
|---|---|---|---|---|---|---|
| Class | Est. WAL (years) | Pmt. Window | Est. WAL (years) | Est. WAL (years) | Est. WAL (years) | Pmt. Window |
| 1-A-1 | 2.37 | Jul06-Nov12 | 1.62 | Jul06-Dec10 | 1.15 | Jul06-Oct09 |
| 1-A-2 | 1.00 | Jul06-Sep08 | 0.71 | Jul06-Jan08 | 0.53 | Jul06-Aug07 |
| 1-A-3 | 3.00 | Sep08-Jul10 | 2.02 | Jan08-Dec08 | 1.50 | Aug07-Apr08 |
| 1-A-4 | 5.64 | Jul10-Nov12 | 3.81 | Dec08-Dec10 | 2.57 | Apr08-Oct09 |
| 1-A-5 | 2.37 | Jul06-Nov12 | 1.62 | Jul06-Dec10 | 1.15 | Jul06-Oct09 |
| 1-M-1 | 4.44 | Sep09-Nov12 | 3.76 | Nov09-Dec10 | 3.32 | Oct09-Oct09 |
| 1-M-2 | 4.41 | Aug09-Nov12 | 3.64 | Sep09-Dec10 | 3.32 | Oct09-Oct09 |
| 1-B-1 | 4.38 | Jul09-Nov12 | 3.57 | Aug09-Dec10 | 3.31 | Sep09-Oct09 |
| 1-B-2 | 4.22 | Jul09-Jul12 | 3.44 | Aug09-Sep10 | 3.21 | Aug09-Sep09 |

(1) Based on the Structuring Assumptions.

Class 1-A-1 Available Funds Cap(1)(2)(3) Class 1-A-1 Available Funds Cap (continued)(1)(2)(3)

C l a s s 1 - A - 1 A v a i l a b l e F u n d s C a p(1)(2)(3)

Distribution Date	10% CPR	15% CPR	20% CPR	25% CPR
25-Jul-06	5.288	5.288	5.288	5.288
25-Aug-06	11.500	11.500	11.500	11.500
25-Sep-06	11.474	11.500	11.500	11.500
25-Oct -06	11.407	11.484	11.500	11.500
25-Nov-06	11.313	11.417	11.500	11.500
25-Dec-06	11.256	11.379	11.500	11.500
25-Jan -07	11.158	11.310	11.477	11.500
25-Feb -07	11.028	11.198	11.388	11.500
25-Mar -07	11.065	11.233	11.420	11.500
25-Apr-07	10.882	11.096	11.336	11.500
25-May-07	10.851	11.077	11.331	11.500
25-Jun -07	10.740	10.995	11.285	11.500
25-Jul-07	10.718	10.982	11.283	11.500
25-Aug-07	10.602	10.896	11.234	11.500
25-Sep-07	10.535	10.847	11.209	11.500
25-Oct -07	10.524	10.842	11.211	11.500
25-Nov-07	10.403	10.751	11.158	11.500
25-Dec-07	10.400	10.751	11.164	11.500
25-Jan -08	10.277	10.658	11.110	11.500
25-Feb -08	10.241	10.639	11.113	11.500
25-Mar -08	10.326	10.707	11.163	11.500
25-Apr-08	10.117	10.546	11.064	11.500
25-May-08	10.134	10.560	11.078	11.500
25-Jun -08	9.997	10.455	11.015	11.500
25-Jul-08	10.022	10.476	11.034	11.500
25-Aug-08	9.882	10.367	10.968	11.500
25-Sep-08	9.824	10.323	10.944	11.500
25-Oct -08	9.858	10.349	10.965	11.500
25-Nov-08	9.712	10.235	10.896	11.500
25-Dec-08	9.752	10.266	10.920	11.500
25-Jan -09	9.602	10.148	10.848	11.500
25-Feb -09	9.572	10.130	10.849	11.500
25-Mar -09	9.851	10.338	10.971	11.500
25-Apr-09	9.426	9.940	10.613	11.458
25-May-09	9.679	10.126	10.712	11.375
25-Jun -09	9.475	9.945	10.564	11.295
25-Jul-09	9.603	10.063	10.735	11.904
25-Aug-09	9.458	9.954	11.473	11.500
25-Sep-09	9.498	10.015	11.543	11.500
25-Oct -09	9.692	10.213	11.753	11.500
25-Nov-09	9.549	10.110	11.656	11.500
25-Dec-09	9.713	10.271	11.821	11.500
25-Jan -10	9.524	10.111	11.654	11.500
25-Feb -10	9.500	10.098	11.635	11.500
25-Mar -10	10.041	10.585	12.118	11.500
25-Apr-10	9.565	10.187	11.715	11.500
25-May-10	9.843	10.461	11.985	11.500
25-Jun -10	9.642	10.291	11.806	11.500
25-Jul-10	9.802	10.440	11.946	11.500
25-Aug-10	9.599	10.268	11.767	11.500
25-Sep-10	9.572	10.558	11.739	11.500
25-Oct -10	9.717	11.017	11.852	11.500
25-Nov-10	9.489	10.781	11.641	11.500
25-Dec-10	9.639	10.923	11.762	11.500
25-Jan -11	9.415	10.688	11.551	11.500
25-Feb -11	9.376	10.641	11.507	11.500
25-Mar -11	9.984	11.246	12.041	11.500
25-Apr-11	9.530	10.735	11.550	11.500
25-May-11	10.512	11.459	11.911	11.500
25-Jun -11	11.282	11.980	12.124	11.500
25-Jul-11	11.663	12.380	12.529	11.500
25-Aug-11	11.290	11.981	12.128	11.500
25-Sep-11	11.295	11.982	12.130	11.500
25-Oct -11	11.676	12.382	12.536	11.500
25-Nov-11	11.303	11.983	12.134	11.500
25-Dec-11	11.685	12.383	12.540	11.500
25-Jan -12	11.312	11.984	12.138	11.500
25-Feb -12	11.317	11.985	12.140	11.500
25-Mar -12	12.134	12.833	12.988	11.500
25-Apr-12	11.326	11.986	12.143	11.500
25-May-12	11.708	12.386	12.549	11.500
25-Jun -12	11.335	11.987	12.146	11.500
25-Jul-12	11.718	12.387	12.552	11.500
25-Aug-12	11.345	11.988	12.150	11.500
25-Sep-12	11.350	11.988	12.152	11.500
25-Oct -12	11.733	12.388	12.558	11.500
25-Nov-12	11.359	11.989	12.155	11.500
25-Dec-12	12.180	12.389	12.561	11.500
25-Jan -13	11.790	11.990	12.158	11.500
Distribution Date	10% CPR	15% CPR	20% CPR	25% CPR
25-Feb -13	11.791	11.991	12.161	11.500
25-Mar -13	13.144	13.349	13.506	11.500
25-Apr-13	11.792	11.992	12.163	11.391
25-May-13	12.185	12.392	12.570	11.617
25-Jun -13	11.793	11.993	12.166	11.415
25-Jul-13	12.186	12.393	12.573	11.591
25-Aug-13	11.794	11.994	12.170	11.440
25-Sep-13	11.794	11.995	12.172	11.453
25-Oct -13	12.188	12.395	12.578	11.618
25-Nov-13	11.795	11.996	12.175	11.479
25-Dec-13	12.189	12.396	12.582	11.522
25-Jan -14	11.796	11.997	12.178	11.500
25-Feb -14	11.797	11.998	12.180	11.500
25-Mar -14	13.147	13.358	13.535	11.500
25-Apr-14	11.798	11.999	12.182	11.500
25-May-14	12.191	12.399	12.589	11.500
25-Jun -14	11.799	12.000	12.185	11.500
25-Jul-14	12.193	12.400	12.593
25-Aug-14	11.800	12.001	12.188
25-Sep-14	11.800	12.002	12.190
25-Oct -14	12.194	12.402	12.598
25-Nov-14	11.801	12.003	12.193
25-Dec-14	12.195	12.403	12.281
25-Jan -15	11.803	12.004	11.356
25-Feb -15	11.803	12.005	11.365
25-Mar -15	13.155	13.367	12.648
25-Apr-15	11.804	12.006	11.383
25-May-15	12.198	12.407	11.772
25-Jun -15	11.805	12.007	11.401
25-Jul-15	12.200	12.408	11.791
25-Aug-15	11.807	12.008	11.421
25-Sep-15	11.807	12.009	11.431
25-Oct -15	12.201	12.410	11.822
25-Nov-15	11.808	12.010	11.452
25-Dec-15	12.203	12.411	11.844
25-Jan -16	11.810	12.011	11.473
25-Feb -16	11.810	12.012	11.484
25-Mar -16	12.654	12.866	12.305
25-Apr-16	11.815	12.017	11.507
25-May-16	12.215	12.423	11.902
25-Jun -16	11.838	12.039	11.530
25-Jul-16	12.233	12.441	11.927
25-Aug-16	11.839	12.041	11.554
25-Sep-16	11.840	12.041
25-Oct -16	12.235	12.443
25-Nov-16	11.841	12.043
25-Dec-16	12.237	12.445
25-Jan -17	11.843	12.044
25-Feb -17	11.844	12.045
25-Mar -17	13.202	13.413
25-Apr-17	11.845	12.046
25-May-17	12.241	12.449
25-Jun -17	11.846	12.048
25-Jul-17	12.242	12.450
25-Aug-17	11.848	12.049
25-Sep-17	11.849	12.050
25-Oct -17	12.244	12.453
25-Nov-17	11.850	12.052
25-Dec-17	12.246	11.943
25-Jan -18	11.852	11.378
25-Feb -18	11.853	11.385
25-Mar -18	13.213	12.689
25-Apr-18	11.854	11.398
25-May-18	12.250	11.786
25-Jun -18	11.856	11.413
25-Jul-18	12.252	11.800
25-Aug-18	11.858	11.427
25-Sep-18	11.859	11.435
25-Oct -18	12.255	11.824
25-Nov-18	11.860	11.450
25-Dec-18	12.257	11.840
25-Jan -19	11.862	11.466
25-Feb -19	11.863	11.474

C l a s s 1 - A - 1 A v a i l a b l e F u n d s C a p ( c o n t i n u e d )(1)(2)(3)

Distribution Date	10% CPR	15% CPR
25-Mar -19	13.225	12.784
25-Apr-19	11.865	11.490
25-May-19	12.261	11.882
25-Jun -19	11.867	11.507
25-Jul-19	12.263	11.900
25-Aug-19	11.869	11.525
25-Sep-19	11.870	11.534
25-Oct -19	12.267	11.928
25-Nov-19	11.872	11.553
25-Dec-19	12.269	11.948
25-Jan -20	11.874	11.572
25-Feb -20	11.875
25-Mar -20	12.724
25-Apr-20	11.877
25-May-20	12.274
25-Jun -20	11.879
25-Jul-20	12.276
25-Aug-20	11.882
25-Sep-20	11.883
25-Oct -20	12.280
25-Nov-20	11.885
25-Dec-20	12.282
25-Jan -21	11.887
25-Feb -21	11.889
25-Mar -21	13.255
25-Apr-21	11.891
25-May-21	12.289
25-Jun -21	11.894
25-Jul-21	12.292
25-Aug-21	11.896
25-Sep-21	11.898
25-Oct -21	12.296
25-Nov-21	11.900
25-Dec-21	12.299
25-Jan -22	11.903
25-Feb -22	11.905
25-Mar -22	13.273
25-Apr-22	11.908
25-May-22	12.306
25-Jun -22	11.911
Distribution Date	10% CPR	15% CPR
25-Jul-22	12.309
25-Aug-22	11.914
25-Sep-22	11.915
25-Oct -22	12.314
25-Nov-22	11.918
25-Dec-22	12.317
25-Jan -23	11.666
25-Feb -23	11.391
25-Mar -23	12.708
25-Apr-23	11.401
25-May-23	11.787
25-Jun -23	11.412
25-Jul-23	11.799
25-Aug-23	11.424
25-Sep-23	11.429
25-Oct -23	11.816
25-Nov-23	11.441
25-Dec-23	11.829
25-Jan -24	11.453
25-Feb -24	11.459
25-Mar -24	12.285
25-Apr-24	11.472
25-May-24	11.861
25-Jun -24	11.485
25-Jul-24	11.875
25-Aug-24	11.499
25-Sep-24	11.505
25-Oct -24	11.896
25-Nov-24	11.520
25-Dec-24	11.911
25-Jan -25	11.534
25-Feb -25	11.542
25-Mar -25	12.870
25-Apr-25	11.557
25-May-25	11.950
25-Jun -25	11.573
25-Jul-25	11.967
25-Aug-25	11.589
25-Sep-25	11.597

1.

Assumes 1-Month LIBOR , Six Month Libor, 1-Year Libor, and 1-Year CMT are all held constant at 11.35% (Rate Cap ceiling minus applicable margin)

2.

Any available funds cap rate greater than 11.500% represents repayment of basis risk shortfall amounts from amounts received in respect of the related Yield Maintenance Agreement.

3.

Available Funds Cap equals a) the interest paid out to the Class 1-A-1 Certificates divided by b) the Class 1-A-1 balance multiplied by 360 and divided by the number of actual days in the related accrual period.

C l a s s 1 - A - 2 A v a i l a b l e F u n d s C a p(1)(2)(3)

Distribution Date	10% CPR	15% CPR	20% CPR	25% CPR
25-Jul-06	5.188	5.188	5.188	5.188
25-Aug-06	11.500	11.500	11.500	11.500
25-Sep-06	11.500	11.500	11.500	11.500
25-Oct -06	11.447	11.500	11.500	11.500
25-Nov-06	11.262	11.469	11.500	11.500
25-Dec-06	11.156	11.389	11.500	11.500
25-Jan -07	10.976	11.250	11.500	11.500
25-Feb -07	10.736	11.034	11.403	11.500
25-Mar -07	10.796	11.092	11.475	11.500
25-Apr-07	10.462	10.828	11.290	11.500
25-May-07	10.398	10.782	11.275	11.500
25-Jun -07	10.187	10.615	11.172	11.500
25-Jul-07	10.135	10.576	11.161	11.500
25-Aug-07	9.912	10.396	11.047	11.500
25-Sep-07	9.773	10.282	10.981	11.500
25-Oct -07	9.738	10.252	10.974	11.500
25-Nov-07	9.495	10.047	10.839	11.500
25-Dec-07	9.471	10.023	10.834	11.500
25-Jan -08	9.211	9.796	10.677	11.500
25-Feb -08	9.101	9.702	10.633	11.500
25-Mar -08	9.244	9.816	10.731	11.500
25-Apr-08	8.813	9.431	10.447	11.500
25-May-08	8.818	9.422	10.448	11.500
25-Jun -08	8.519	9.139	10.230	11.500
25-Jul-08	8.537	9.136	10.231	11.500
25-Aug-08	8.220	8.824	9.974	11.500
25-Sep-08	8.066	8.655	9.824	11.500
25-Oct -08	8.098	8.653	9.811	11.500
25-Nov-08	7.753	8.291	9.470	11.500
25-Dec-08	7.794	8.290	9.440	11.500
25-Jan -09	7.429	7.887	9.014	11.500
25-Feb -09	7.294	7.704	8.787	11.500
25-Mar -09	7.835	8.155	9.077	11.500
25-Apr-09	7.360	7.697	8.717	11.500
25-May-09	8.227	8.701	10.202
25-Jun -09	7.971	8.458	10.092
25-Jul-09	8.244	8.777	11.141
25-Aug-09	7.990	8.541	17.027
25-Sep-09	8.021	8.617	18.124
25-Oct -09	8.306	8.972	20.390
25-Nov-09	8.053	8.753	22.132
25-Dec-09	8.334	9.119	27.152
25-Jan -10	8.081	8.912	34.682
25-Feb -10	8.095	9.004	62.135
25-Mar -10	9.001	10.115
25-Apr-10	8.266	9.436
25-May-10	8.715	10.132
Distribution Date	10% CPR	15% CPR	20% CPR	25% CPR
25-Jun -10	8.456	9.997
25-Jul-10	8.757	10.555
25-Aug-10	8.498	10.489
25-Sep-10	8.502	12.691
25-Oct -10	8.754	15.733
25-Nov-10	8.434	15.789
25-Dec-10	8.693	17.156
25-Jan -11	8.378	17.586
25-Feb -11	8.344	19.034
25-Mar -11	9.306	24.189
25-Apr-11	8.657	25.634
25-May-11	10.468	36.677
25-Jun -11	12.007	66.608
25-Jul-11	12.451
25-Aug-11	12.092
25-Sep-11	12.138
25-Oct -11	12.596
25-Nov-11	12.243
25-Dec-11	12.714
25-Jan -12	12.367
25-Feb -12	12.437
25-Mar -12	14.000
25-Apr-12	12.601
25-May-12	13.120
25-Jun -12	12.800
25-Jul-12	13.350
25-Aug-12	13.050
25-Sep-12	13.198
25-Oct -12	13.818
25-Nov-12	13.569
25-Dec-12	17.128
25-Jan -13	16.976
25-Feb -13	17.424
25-Mar -13	24.852
25-Apr-13	18.604
25-May-13	20.035
25-Jun -13	20.348
25-Jul-13	22.310
25-Aug-13	23.210
25-Sep-13	25.449
25-Oct -13	29.728
25-Nov-13	34.098
25-Dec-13	45.693
25-Jan -14	70.454
25-Feb -14	307.338

1)

Assumes 1-Month LIBOR, Six Month Libor, 1-Year Libor, and 1-Year CMT are all held constant at 11.45% (Rate Cap ceiling minus applicable margin)

2)

Any available funds cap rate greater than 11.500% represents repayment of basis risk shortfall amounts from amounts received in respect of the related Yield Maintenance Agreement.

3)

Available Funds Cap equals a) the interest paid out to the Class 1-A-2 Certificates divided by b) the Class 1-A-2 balance multiplied by 360 and divided by the number of actual days in the related accrual period.

C l a s s 1 - A - 3 A v a i l a b l e F u n d s C a p(1)(2)(3)

Distribution Date	10% CPR	15% CPR	20% CPR	25% CPR
25-Jul-06	5.288	5.288	5.288	5.288
25-Aug-06	11.500	11.500	11.500	11.500
25-Sep-06	11.500	11.500	11.500	11.500
25-Oct -06	11.500	11.500	11.500	11.500
25-Nov-06	11.500	11.500	11.500	11.500
25-Dec-06	11.500	11.500	11.500	11.500
25-Jan -07	11.500	11.500	11.500	11.500
25-Feb -07	11.501	11.500	11.500	11.500
25-Mar -07	11.500	11.500	11.500	11.500
25-Apr-07	11.500	11.500	11.500	11.500
25-May-07	11.500	11.500	11.500	11.500
25-Jun -07	11.500	11.500	11.500	11.500
25-Jul-07	11.500	11.500	11.500	11.500
25-Aug-07	11.500	11.500	11.500	11.500
25-Sep-07	11.500	11.500	11.500	11.500
25-Oct -07	11.500	11.500	11.500	11.500
25-Nov-07	11.500	11.500	11.500	11.500
25-Dec-07	11.500	11.500	11.500	11.500
25-Jan -08	11.500	11.500	11.500	11.500
25-Feb -08	11.500	11.500	11.500	11.500
25-Mar -08	11.500	11.500	11.500	11.500
25-Apr-08	11.500	11.500	11.500	11.500
25-May-08	11.500	11.500	11.500	11.500
25-Jun -08	11.500	11.500	11.500	11.500
25-Jul-08	11.500	11.500	11.500	11.500
25-Aug-08	11.500	11.500	11.500	11.500
25-Sep-08	11.500	11.500	11.500	11.500
25-Oct -08	11.500	11.500	11.500	11.500
25-Nov-08	11.500	11.500	11.500	11.500
25-Dec-08	11.500	11.500	11.500	11.500
25-Jan -09	11.500	11.500	11.500	11.500
25-Feb -09	11.500	11.500	11.500	11.500
25-Mar -09	11.500	11.500	11.500	11.500
25-Apr-09	10.371	10.374	10.389	11.380
25-May-09	9.314	9.328	9.381	11.003
25-Jun -09	8.931	8.954	9.039	10.760
25-Jul-09	8.889	8.922	9.065	13.066
25-Aug-09	8.724	8.764	9.355	11.500
25-Sep-09	8.752	8.800	9.491	11.500
25-Oct -09	8.949	9.006	9.803	11.500
25-Nov-09	8.779	8.841	9.696	11.500
25-Dec-09	8.888	8.957	9.916	11.500
25-Jan -10	8.543	8.617	9.626	11.500
25-Feb -10	8.388	8.469	9.558	11.500
25-Mar -10	8.924	9.020	10.299	11.500
25-Apr-10	8.188	8.285	9.619	11.500
25-May-10	8.384	8.497	10.047	11.500
25-Jun -10	8.015	8.132	9.784	11.500
25-Jul-10	8.123	8.251	10.090	11.500
25-Aug-10	7.747	7.879	9.793	11.500
25-Sep-10	7.658	8.013	9.830	11.500
25-Oct -10	7.912	8.520	10.270	11.500
25-Nov-10	7.652	8.251	10.036	11.500
25-Dec-10	7.906	8.532	10.483	11.500
25-Jan -11	7.653	8.264	10.230	11.500
25-Feb -11	7.647	8.263	10.316	11.500
25-Mar -11	8.490	9.184	11.660	11.500
25-Apr-11	7.984	8.603	10.858	11.500
25-May-11	9.759	10.401	12.863	11.500
25-Jun -11	11.160	11.788	14.422	11.500
25-Jul-11	11.533	12.170	15.070
25-Aug-11	11.162	11.793	14.739
25-Sep-11	11.162	11.809	14.916
25-Oct -11	11.535	12.220	15.657
Distribution Date	10% CPR	15% CPR	20% CPR	25% CPR
25-Nov-11	11.164	11.843	15.390
25-Dec-11	11.536	12.257	16.231
25-Jan -12	11.165	11.881	16.042
25-Feb -12	11.166	11.901	16.446
25-Mar -12	11.887	12.753	18.961
25-Apr-12	11.167	11.944	17.664
25-May-12	11.540	12.366	19.183
25-Jun -12	11.168	11.992	19.696
25-Jul-12	11.541	12.419	22.132
25-Aug-12	11.170	12.046	23.945
25-Sep-12	11.170	12.076	28.369
25-Oct -12	11.543	12.511	39.668
25-Nov-12	11.172	12.141	77.547
25-Dec-12	11.790	12.583
25-Jan -13	11.408	12.215
25-Feb -13	11.405	12.257
25-Mar -13	12.403	13.889
25-Apr-13	11.398	12.351
25-May-13	11.775	12.818
25-Jun -13	11.392	12.462
25-Jul-13	11.768	12.944
25-Aug-13	11.386	12.596
25-Sep-13	11.383	12.673
25-Oct -13	11.759	13.185
25-Nov-13	11.377	12.856
25-Dec-13	11.753	13.399
25-Jan -14	11.371	13.091
25-Feb -14	11.368	13.233
25-Mar -14	12.339	15.797
25-Apr-14	11.378	13.596
25-May-14	11.763	14.291
25-Jun -14	11.390	14.110
25-Jul-14	11.776	14.944
25-Aug-14	11.403	14.903
25-Sep-14	11.410	15.481
25-Oct -14	11.797	16.821
25-Nov-14	11.424	17.429
25-Dec-14	11.813	19.905
25-Jan -15	11.440	22.591
25-Feb -15	11.448	30.594
25-Mar -15	12.493	125.551
25-Apr-15	11.464
25-May-15	11.855
25-Jun -15	11.482
25-Jul-15	11.874
25-Aug-15	11.501
25-Sep-15	11.511
25-Oct -15	11.906
25-Nov-15	11.533
25-Dec-15	11.929
25-Jan -16	11.556
25-Feb -16	11.569
25-Mar -16	12.352
25-Apr-16	11.598
25-May-16	12.004
25-Jun -16	11.645
25-Jul-16	12.051
25-Aug-16	11.681
25-Sep-16	11.700
25-Oct -16	12.111
25-Nov-16	11.742

C l a s s 1 - A - 3 A v a i l a b l e F u n d C a p ( c o n t i n u e d )  (1)(2)(3)

Distribution Date	10% CPR	15% CPR	20% CPR	25% CPR
25-Dec-16	12.158
25-Jan -17	11.790
25-Feb -17	11.817
25-Mar -17	13.204
25-Apr-17	11.876
25-May-17	12.306
25-Jun -17	11.945
25-Jul-17	12.384
25-Aug-17	12.027
25-Sep-17	12.073
25-Oct -17	12.529
25-Nov-17	12.181
25-Dec-17	12.653
25-Jan -18	12.315
25-Feb -18	12.394
Distribution Date	10% CPR	15% CPR	20% CPR	25% CPR
25-Mar -18	14.397
25-Apr-18	12.588
25-May-18	13.132
25-Jun -18	12.847
25-Jul-18	13.447
25-Aug-18	13.212
25-Sep-18	13.455
25-Oct -18	14.221
25-Nov-18	14.158
25-Dec-18	15.181
25-Jan -19	15.445
25-Feb -19	16.592
25-Mar -19	25.730
25-Apr-19	22.677
25-May-19	38.096

1.

Assumes 1-Month LIBOR, 6-Month LIBOR, 1-Year LIBOR, and 1-Year CMT are 11.35% (Rate Cap ceiling minus applicable margin).

2.

Any available funds cap rate greater than 11.500% represents repayment of basis risk shortfall amounts from amounts received in respect of the related Yield Maintenance Agreement.

3.

Available Funds Cap equals a) the interest paid out to the Class 1-A-3 Certificates divided by b) the Class 1-A-3 balance multiplied by 360 and divided by the number of actual days in the related accrual period.

C l a s s 1 - A - 4 A v a i l a b l e F u n d s C a p(1)(2)(3)

Distribution Date	10% CPR	15% CPR	20% CPR	25% CPR
25-Jul-06	5.388	5.388	5.388	5.388
25-Aug-06	11.500	11.500	11.500	11.500
25-Sep-06	11.500	11.500	11.500	11.500
25-Oct -06	11.500	11.500	11.500	11.500
25-Nov-06	11.500	11.500	11.500	11.500
25-Dec-06	11.500	11.500	11.500	11.500
25-Jan -07	11.500	11.500	11.500	11.500
25-Feb -07	11.501	11.501	11.500	11.500
25-Mar -07	11.500	11.500	11.500	11.500
25-Apr-07	11.500	11.500	11.500	11.500
25-May-07	11.500	11.500	11.500	11.500
25-Jun -07	11.500	11.500	11.500	11.500
25-Jul-07	11.500	11.500	11.500	11.500
25-Aug-07	11.500	11.500	11.500	11.500
25-Sep-07	11.500	11.500	11.500	11.500
25-Oct -07	11.500	11.500	11.500	11.500
25-Nov-07	11.500	11.500	11.500	11.500
25-Dec-07	11.500	11.500	11.500	11.500
25-Jan -08	11.500	11.500	11.500	11.500
25-Feb -08	11.500	11.500	11.500	11.500
25-Mar -08	11.500	11.500	11.500	11.500
25-Apr-08	11.500	11.500	11.500	11.500
25-May-08	11.500	11.500	11.500	11.500
25-Jun -08	11.500	11.500	11.500	11.500
25-Jul-08	11.500	11.500	11.500	11.500
25-Aug-08	11.500	11.500	11.500	11.500
25-Sep-08	11.500	11.500	11.500	11.500
25-Oct -08	11.500	11.500	11.500	11.500
25-Nov-08	11.500	11.500	11.500	11.500
25-Dec-08	11.500	11.500	11.500	11.500
25-Jan -09	11.500	11.500	11.500	11.500
25-Feb -09	11.500	11.500	11.500	11.500
25-Mar -09	11.500	11.500	11.500	11.500
25-Apr-09	11.500	11.500	11.500	11.500
25-May-09	11.500	11.500	11.500	11.500
25-Jun -09	11.500	11.500	11.500	11.500
25-Jul-09	11.500	11.500	11.500	11.500
25-Aug-09	11.500	11.500	11.500	11.500
25-Sep-09	11.500	11.500	11.500	11.500
25-Oct -09	11.500	11.500	11.500	11.500
25-Nov-09	11.500	11.500	11.500	11.500
25-Dec-09	11.500	11.500	11.500	11.500
25-Jan -10	11.500	11.500	11.500	11.500
25-Feb -10	11.500	11.500	11.500	11.500
25-Mar -10	11.500	11.500	11.500	11.500
25-Apr-10	11.500	11.500	11.500	11.500
25-May-10	11.500	11.500	11.500	11.500
25-Jun -10	11.500	11.500	11.500	11.500
25-Jul-10	11.500	11.500	11.500	11.500
25-Aug-10	11.500	11.500	11.500	11.500
25-Sep-10	11.500	11.500	11.500	11.500
25-Oct -10	11.500	11.500	11.500	11.500
25-Nov-10	11.500	11.500	11.500	11.500
25-Dec-10	11.500	11.500	11.500	11.500
25-Jan -11	11.500	11.500	11.500	11.500
25-Feb -11	11.500	11.500	11.500	11.500
25-Mar -11	11.500	11.500	11.500	11.500
25-Apr-11	11.500	11.500	11.500	11.500
25-May-11	11.236	11.238	11.245	11.500
25-Jun -11	10.924	10.930	10.954	11.500
25-Jul-11	11.288	11.297	11.327	11.500
25-Aug-11	10.926	10.939	10.983	11.500
25-Sep-11	10.928	10.944	11.004	11.500
25-Oct -11	11.293	11.311	11.378	11.500
25-Nov-11	10.930	10.952	11.031	11.500
25-Dec-11	11.295	11.319	11.404	11.500
25-Jan -12	10.933	10.959	11.056	11.500
25-Feb -12	10.934	10.964	11.074	11.500
25-Mar -12	11.520	11.553	11.687	11.500
25-Apr-12	10.936	10.968	11.090	11.500
25-May-12	11.302	11.336	11.464	11.500
25-Jun -12	10.939	10.974	11.112	11.500
25-Jul-12	11.304	11.342	11.487	11.500
25-Aug-12	10.941	10.980	11.133	11.500
25-Sep-12	10.943	10.984	11.150	11.500
25-Oct -12	11.308	11.351	11.525	11.500
25-Nov-12	10.945	10.989	11.169	11.500
25-Dec-12	11.331	11.356	11.545	11.500
25-Jan -13	10.968	10.994	11.193	11.500
Distribution Date	10% CPR	15% CPR	20% CPR	25% CPR
25-Feb -13	10.970	10.997	11.212	11.500
25-Mar -13	11.587	11.626	11.974	11.500
25-Apr-13	10.972	11.000	11.232	11.428
25-May-13	11.339	11.367	11.614	11.577
25-Jun -13	10.975	11.004	11.258	11.454
25-Jul-13	11.341	11.371	11.641	11.550
25-Aug-13	10.978	11.007	11.285	11.480
25-Sep-13	10.980	11.010	11.303	11.494
25-Oct -13	11.346	11.377	11.687	11.528
25-Nov-13	10.982	11.013	11.328	11.500
25-Dec-13	11.349	11.381	11.713	11.500
25-Jan -14	10.985	11.016	11.353	11.500
25-Feb -14	10.986	11.018	11.371	11.500
25-Mar -14	11.612	11.657	12.234	11.500
25-Apr-14	10.988	11.020	11.390	11.500
25-May-14	11.355	11.387	11.776	11.500
25-Jun -14	10.990	11.022	11.414	11.500
25-Jul-14	11.357	11.389	11.802
25-Aug-14	10.992	11.024	11.439
25-Sep-14	10.993	11.026	11.456
25-Oct -14	11.360	11.393	11.845
25-Nov-14	10.995	11.028	11.480
25-Dec-14	11.362	11.395	11.729
25-Jan -15	10.997	11.029	11.124
25-Feb -15	10.998	11.031	11.133
25-Mar -15	11.629	11.672	12.051
25-Apr-15	10.999	11.032	11.147
25-May-15	11.366	11.401	11.525
25-Jun -15	11.001	11.036	11.163
25-Jul-15	11.368	11.405	11.542
25-Aug-15	11.002	11.040	11.179
25-Sep-15	11.004	11.042	11.189
25-Oct -15	11.371	11.412	11.570
25-Nov-15	11.005	11.046	11.206
25-Dec-15	11.372	11.415	11.588
25-Jan -16	11.006	11.049	11.224
25-Feb -16	11.007	11.052	11.234
25-Mar -16	11.597	11.651	11.960
25-Apr-16	11.008	11.055	11.251
25-May-16	11.376	11.425	11.635
25-Jun -16	11.011	11.060	11.270
25-Jul-16	11.378	11.430	11.654
25-Aug-16	11.011	11.063	11.290
25-Sep-16	11.012	11.065
25-Oct -16	11.379	11.435
25-Nov-16	11.012	11.067
25-Dec-16	11.379	11.437
25-Jan -17	11.013	11.070
25-Feb -17	11.013	11.072
25-Mar -17	11.644	11.735
25-Apr-17	11.013	11.073
25-May-17	11.380	11.443
25-Jun -17	11.013	11.076
25-Jul-17	11.380	11.446
25-Aug-17	11.013	11.078
25-Sep-17	11.014	11.079
25-Oct -17	11.381	11.449
25-Nov-17	11.014	11.081
25-Dec-17	11.381	11.386
25-Jan -18	11.014	10.996
25-Feb -18	11.014	10.998
25-Mar -18	11.643	11.660
25-Apr-18	11.014	11.000
25-May-18	11.381	11.368
25-Jun -18	11.014	11.003
25-Jul-18	11.381	11.371
25-Aug-18	11.014	11.005
25-Sep-18	11.014	11.007
25-Oct -18	11.381	11.375
25-Nov-18	11.014	11.010
25-Dec-18	11.380	11.378
25-Jan -19	11.014	11.013
25-Feb -19	11.014	11.014

C l a s s 1 - A - 4 A v a i l a b l e F u n d s C a p ( c o n t i n u e d )(1)(2)(3)

Distribution Date	10% CPR	15% CPR
25-Mar -19	11.638	11.683
25-Apr-19	11.013	11.017
25-May-19	11.380	11.386
25-Jun -19	11.013	11.020
25-Jul-19	11.381	11.389
25-Aug-19	11.014	11.023
25-Sep-19	11.015	11.025
25-Oct -19	11.383	11.394
25-Nov-19	11.016	11.028
25-Dec-19	11.384	11.398
25-Jan -20	11.017	11.032
25-Feb -20	11.018
25-Mar -20	11.603
25-Apr-20	11.019
25-May-20	11.387
25-Jun -20	11.020
25-Jul-20	11.388
25-Aug-20	11.021
25-Sep-20	11.022
25-Oct -20	11.390
25-Nov-20	11.023
25-Dec-20	11.391
25-Jan -21	11.024
25-Feb -21	11.025
25-Mar -21	11.655
25-Apr-21	11.026
25-May-21	11.393
25-Jun -21	11.027
25-Jul-21	11.395
25-Aug-21	11.028
25-Sep-21	11.028
25-Oct -21	11.396
25-Nov-21	11.029
25-Dec-21	11.397
25-Jan -22	11.030
25-Feb -22	11.031
25-Mar -22	11.663
25-Apr-22	11.032
25-May-22	11.400
25-Jun -22	11.033
Distribution Date	10% CPR	15% CPR
25-Jul-22	11.401
25-Aug-22	11.033
25-Sep-22	11.034
25-Oct -22	11.402
25-Nov-22	11.035
25-Dec-22	11.403
25-Jan -23	11.012
25-Feb -23	10.987
25-Mar -23	11.616
25-Apr-23	10.989
25-May-23	11.356
25-Jun -23	10.990
25-Jul-23	11.357
25-Aug-23	10.991
25-Sep-23	10.992
25-Oct -23	11.359
25-Nov-23	10.994
25-Dec-23	11.361
25-Jan -24	10.995
25-Feb -24	10.996
25-Mar -24	11.578
25-Apr-24	10.998
25-May-24	11.365
25-Jun -24	10.999
25-Jul-24	11.367
25-Aug-24	11.001
25-Sep-24	11.002
25-Oct -24	11.369
25-Nov-24	11.004
25-Dec-24	11.371
25-Jan -25	11.005
25-Feb -25	11.006
25-Mar -25	11.636
25-Apr-25	11.008
25-May-25	11.376
25-Jun -25	11.010
25-Jul-25	11.378
25-Aug-25	11.012
25-Sep-25	11.013

1.

Assumes 1-Month LIBOR, 6-Month LIBOR, 1-Year LIBOR, and 1-Year CMT are 11.25% (Rate Cap ceiling minus applicable margin).

2.

Any available funds cap rate greater than 11.500% represents repayment of basis risk shortfall amounts from amounts received in respect of the related Yield Maintenance Agreement.

3.

Available Funds Cap equals a) the interest paid out to the Class 1-A-4 Certificates divided by b) the Class 1-A-4 balance multiplied by 360 and divided by the number of actual days in the related accrual period.

C l a s s 1 - A - 5 A v a i l a b l e F u n d s C a p(1)(2)(3)

Distribution Date	10% CPR	15% CPR	20% CPR	25% CPR
25-Jul-06	5.358	5.358	5.358	5.358
25-Aug-06	11.500	11.500	11.500	11.500
25-Sep-06	11.462	11.500	11.500	11.500
25-Oct -06	11.397	11.471	11.500	11.500
25-Nov-06	11.303	11.406	11.500	11.500
25-Dec-06	11.248	11.369	11.500	11.500
25-Jan -07	11.149	11.299	11.464	11.500
25-Feb -07	11.019	11.189	11.377	11.500
25-Mar-07	11.056	11.223	11.409	11.500
25-Apr-07	10.874	11.087	11.325	11.500
25-May-07	10.843	11.068	11.320	11.500
25-Jun -07	10.732	10.986	11.274	11.500
25-Jul-07	10.710	10.972	11.272	11.500
25-Aug-07	10.594	10.887	11.223	11.500
25-Sep-07	10.527	10.838	11.198	11.500
25-Oct -07	10.516	10.833	11.200	11.500
25-Nov-07	10.395	10.742	11.147	11.500
25-Dec-07	10.391	10.741	11.152	11.500
25-Jan -08	10.268	10.648	11.098	11.500
25-Feb -08	10.232	10.629	11.101	11.500
25-Mar -08	10.318	10.696	11.150	11.500
25-Apr-08	10.108	10.536	11.051	11.500
25-May-08	10.125	10.550	11.065	11.500
25-Jun -08	9.988	10.445	11.002	11.500
25-Jul-08	10.013	10.465	11.021	11.500
25-Aug-08	9.873	10.357	10.955	11.500
25-Sep-08	9.815	10.312	10.931	11.500
25-Oct -08	9.849	10.338	10.952	11.500
25-Nov-08	9.703	10.224	10.882	11.500
25-Dec-08	9.743	10.255	10.906	11.500
25-Jan -09	9.593	10.137	10.834	11.500
25-Feb -09	9.563	10.119	10.835	11.500
25-Mar -09	9.845	10.331	10.962	11.500
25-Apr-09	9.418	9.931	10.600	11.444
25-May-09	9.670	10.114	10.697	11.366
25-Jun -09	9.466	9.934	10.549	11.285
25-Jul-09	9.594	10.052	10.722	11.941
25-Aug-09	9.449	9.943	11.467	11.500
25-Sep-09	9.488	10.004	11.538	11.500
25-Oct -09	9.683	10.202	11.749	11.500
25-Nov-09	9.540	10.099	11.652	11.500
25-Dec-09	9.704	10.260	11.817	11.500
25-Jan -10	9.515	10.100	11.650	11.500
25-Feb -10	9.491	10.086	11.632	11.500
25-Mar -10	10.033	10.574	12.117	11.500
25-Apr-10	9.556	10.176	11.713	11.500
25-May-10	9.834	10.450	11.984	11.500
25-Jun -10	9.633	10.280	11.805	11.500
25-Jul-10	9.794	10.430	11.946	11.500
25-Aug-10	9.591	10.257	11.766	11.500
25-Sep-10	9.563	10.551	11.738	11.500
25-Oct -10	9.708	11.015	11.852	11.500
25-Nov-10	9.481	10.779	11.640	11.500
25-Dec-10	9.631	10.921	11.762	11.500
25-Jan -11	9.407	10.686	11.550	11.500
25-Feb -11	9.367	10.638	11.506	11.500
25-Mar -11	9.976	11.245	12.042	11.500
25-Apr-11	9.524	10.736	11.553	11.500
25-May-11	10.517	11.474	11.931	11.500
25-Jun -11	11.288	11.996	12.146	11.500
25-Jul-11	11.668	12.397	12.553	11.500
25-Aug-11	11.296	11.998	12.152	11.500
25-Sep-11	11.301	11.999	12.155	11.500
25-Oct -11	11.682	12.400	12.563	11.500
25-Nov-11	11.310	12.001	12.161	11.500
25-Dec-11	11.692	12.402	12.569	11.500
25-Jan -12	11.319	12.003	12.167	11.500
25-Feb -12	11.324	12.004	12.170	11.500
25-Mar-12	12.194	12.898	13.055	11.500
25-Apr-12	11.333	12.005	12.173	11.500
25-May-12	11.716	12.406	12.581	11.500
25-Jun -12	11.343	12.007	12.178	11.500
25-Jul-12	11.726	12.408	12.586	11.500
25-Aug-12	11.353	12.009	12.183	11.500
25-Sep-12	11.358	12.010	12.186	11.500
25-Oct -12	11.742	12.411	12.594	11.500
25-Nov-12	11.368	12.011	12.191	11.500
25-Dec-12	12.199	12.413	12.599	11.500
25-Jan -13	11.808	12.013	12.195	11.500
Distribution Date	10% CPR	15% CPR	20% CPR	25% CPR
25-Feb -13	11.809	12.014	12.198	11.500
25-Mar -13	13.225	13.426	13.594	11.500
25-Apr-13	11.810	12.015	12.201	11.414
25-May-13	12.204	12.416	12.610	11.592
25-Jun -13	11.811	12.017	12.206	11.439
25-Jul-13	12.206	12.418	12.615	11.565
25-Aug-13	11.813	12.018	12.210	11.465
25-Sep-13	11.813	12.019	12.213	11.479
25-Oct -13	12.208	12.421	12.622	11.561
25-Nov-13	11.815	12.021	12.217	11.500
25-Dec-13	12.209	12.422	12.626	11.500
25-Jan -14	11.816	12.022	12.221	11.500
25-Feb -14	11.817	12.023	12.224	11.500
25-Mar -14	13.230	13.435	13.634	11.500
25-Apr-14	11.818	12.024	12.227	11.500
25-May-14	12.213	12.426	12.636	11.500
25-Jun -14	11.820	12.026	12.231	11.500
25-Jul-14	12.214	12.428	12.641
25-Aug-14	11.821	12.027	12.235
25-Sep-14	11.822	12.028	12.238
25-Oct -14	12.216	12.430	12.648
25-Nov-14	11.823	12.030	12.242
25-Dec-14	12.218	12.431	12.319
25-Jan -15	11.825	12.031	11.373
25-Feb -15	11.825	12.032	11.382
25-Mar -15	13.240	13.442	12.721
25-Apr-15	11.827	12.033	11.401
25-May-15	12.222	12.435	11.791
25-Jun -15	11.828	12.035	11.420
25-Jul-15	12.223	12.437	11.812
25-Aug-15	11.830	12.036	11.441
25-Sep-15	11.830	12.037	11.452
25-Oct -15	12.225	12.439	11.845
25-Nov-15	11.832	12.039	11.473
25-Dec-15	12.227	12.441	11.867
25-Jan -16	11.833	12.040	11.496
25-Feb -16	11.834	12.041	11.508
25-Mar -16	12.725	12.930	12.367
25-Apr-16	11.839	12.046	11.531
25-May-16	12.240	12.454	11.928
25-Jun -16	11.863	12.069	11.556
25-Jul-16	12.259	12.473	11.954
25-Aug-16	11.864	12.071	11.582
25-Sep-16	11.865	12.072
25-Oct -16	12.261	12.475
25-Nov-16	11.867	12.073
25-Dec-16	12.263	12.477
25-Jan -17	11.868	12.075
25-Feb -17	11.869	12.076
25-Mar -17	13.287	13.495
25-Apr-17	11.871	12.078
25-May-17	12.267	12.481
25-Jun -17	11.873	12.079
25-Jul-17	12.269	12.483
25-Aug-17	11.874	12.081
25-Sep-17	11.875	12.082
25-Oct -17	12.272	12.486
25-Nov-17	11.877	12.084
25-Dec-17	12.274	11.962
25-Jan -18	11.879	11.391
25-Feb -18	11.880	11.398
25-Mar -18	13.296	12.751
25-Apr-18	11.881	11.412
25-May-18	12.278	11.800
25-Jun -18	11.883	11.426
25-Jul-18	12.280	11.815
25-Aug-18	11.885	11.441
25-Sep-18	11.886	11.449
25-Oct -18	12.283	11.839
25-Nov-18	11.888	11.465
25-Dec-18	12.285	11.856
25-Jan -19	11.890	11.481
25-Feb -19	11.891	11.490

C l a s s 1 - A - 5 A v a i l a b l e F u n d s C a p ( c o n t i n u e d )(1)(2)(3)

Distribution Date	10% CPR	15% CPR
25-Mar -19	13.307	12.850
25-Apr-19	11.893	11.507
25-May-19	12.291	11.900
25-Jun -19	11.895	11.525
25-Jul-19	12.293	11.918
25-Aug-19	11.897	11.543
25-Sep-19	11.899	11.552
25-Oct -19	12.296	11.947
25-Nov-19	11.901	11.572
25-Dec-19	12.299	11.967
25-Jan -20	11.903	11.591
25-Feb -20	11.904
25-Mar -20	12.790
25-Apr-20	11.906
25-May-20	12.305
25-Jun -20	11.909
25-Jul-20	12.307
25-Aug-20	11.911
25-Sep-20	11.913
25-Oct -20	12.311
25-Nov-20	11.915
25-Dec-20	12.314
25-Jan -21	11.918
25-Feb -21	11.919
25-Mar -21	13.339
25-Apr-21	11.922
25-May-21	12.321
25-Jun -21	11.924
25-Jul-21	12.323
25-Aug-21	11.927
25-Sep-21	11.929
25-Oct -21	12.328
25-Nov-21	11.932
25-Dec-21	12.331
25-Jan -22	11.935
25-Feb -22	11.936
25-Mar -22	13.359
25-Apr-22	11.939
25-May-22	12.339
25-Jun -22	11.942
Distribution Date	10% CPR	15% CPR
25-Jul-22	12.342
25-Aug-22	11.946
25-Sep-22	11.947
25-Oct -22	12.347
25-Nov-22	11.951
25-Dec-22	12.351
25-Jan -23	11.690
25-Feb -23	11.406
25-Mar -23	12.777
25-Apr-23	11.417
25-May-23	11.803
25-Jun -23	11.428
25-Jul-23	11.815
25-Aug-23	11.440
25-Sep-23	11.446
25-Oct -23	11.834
25-Nov-23	11.458
25-Dec-23	11.846
25-Jan -24	11.470
25-Feb -24	11.477
25-Mar -24	12.340
25-Apr-24	11.490
25-M ay-24	11.880
25-Jun -24	11.504
25-Jul-24	11.894
25-Aug-24	11.518
25-Sep-24	11.525
25-Oct -24	11.916
25-Nov-24	11.539
25-Dec-24	11.932
25-Jan -25	11.555
25-Feb -25	11.562
25-Mar -25	12.947
25-Apr-25	11.578
25-May-25	11.972
25-Jun -25	11.595
25-Jul-25	11.990
25-Aug-25	11.611
25-Sep-25	11.620

1.

Assumes 1-Month LIBOR, 6-Month LIBOR, 1-Year LIBOR, and 1-Year CMT are 11.28% (Rate Cap ceiling minus applicable margin).

2.

Any available funds cap rate greater than 11.500% represents repayment of basis risk shortfall amounts from amounts received in respect of the related Yield Maintenance Agreement.

3.

Available Funds Cap equals a) the interest paid out to the Class 1-A-5 Certificates divided by b) the Class 1-A-5 balance multiplied by 360 and divided by the number of actual days in the related accrual period.

YIELD MAINTENANCE AGREEMENT SCHEDULES

Class 1-A-1 Yield Maintenance Agreemen

Distribution	Scheduled Notional	Cap Strike	Rate Cap
Date	Amount ($)	Rate (%)(1)	Ceiling (%)

Jul 2006

Aug 2006

Sep 2006

Oct 2006

Nov 2006

Dec 2006

Jan 2007

Feb 2007

Mar 2007

Apr 2007

May 2007

Jun 2007

Jul 2007

Aug 2007

Sep 2007

Oct 2007

Nov 2007

Dec 2007

Jan 2008

Feb 2008

Mar 2008

Apr 2008

May 2008

Jun 2008

Jul 2008

Aug 2008

Sep 2008

Oct 2008

Nov 2008

Dec 2008

Jan 2009

Feb 2009

Mar 2009

Apr 2009

May 2009

Jun 2009

Jul 2009

Aug 2009

Sep 2009

Oct 2009

Nov 2009

Dec 2009

Jan 2010

Feb 2010

Mar 2010

Apr 2010

May 2010

Jun 2010

Jul 2010

Aug 2010

Sep 2010

Oct 2010

Nov 2010

Dec 2010

Jan 2011

Feb 2011

March 2011

April 2011

May 2011

150,000,000.00

146,101,488.25

142,295,678.84

138,580,486.16

134,953,755.19

131,413,382.11

127,957,313.11

122,835,825.96

119,585,835.23

116,413,207.02

113,316,101.91

110,292,724.21

107,341,320.86

104,460,180.47

101,647,632.28

98,902,045.24

96,221,827.05

93,605,423.24

90,893,430.64

88,404,043.28

85,973,929.46

83,601,679.57

81,285,917.51

79,025,299.84

76,818,515.08

74,664,282.87

72,561,353.32

70,508,506. 19

68,504,550.28

66,548,322.66

64,638,688.05

62,774,538.15

59,547,325.29

52,061,721.55

42,927,770.93

41,582,365.14

40,268,992.32

40,268,992.32

40,268,992.32

40,268,992.32

40,268,992.32

39,783,034.29

38,834,012.60

37,907,591.15

37,003,232.43

36,120,411.69

35,258,616.64

34,417,347.20

33,596,115.14

32,794,443.83

32,011,867.98

31,247,933.37

30,502,196.54

29,774,224.59

28,984,122.12

28,292,304.71

27,616,969.63

24,703,609.96

11,663,306.83

6.500

6.285

6.285

6.500

6.285

6.500

6.285

6.305

6.996

6.305

6.520

6.305

6.520

6.305

6.305

6.520

6.305

6.520

6.305

6.305

6.750

6.305

6.520

6.305

6.520

6.305

6.305

6.520

6.305

6.520

6.305

6.305

7.018

6.363

6.620

6.402

6.620

6.402

6.402

6.620

6.402

6.620

6.402

6.402

7.104

6.402

6.620

6.402

6.620

6.402

6.402

6.620

6.402

6.620

6.402

6.402

7.104

6.382

6.690

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

1. The strike rate is calculated by subtracting the margin of the Class 1-A-1 Certificate from the Pool 1 Net WAC using a prepayment assumption of 25% CPB.

Class 1-A-2 Yield Maintenance Agreement

Distribution	Scheduled Notional	Cap Strike	Rate Cap
Date	Amount ($)	Rate (%)(1)	Ceiling (%)

Jul 2006

Aug 2006

Sep 2006

Oct 2006

Nov 2006

Dec 2006

Jan 2007

Feb 2007

Mar 2007

Apr 2007

May 2007

Jun 2007

Jul 2007

Aug 2007

Sep 2007

Oct 2007

Nov 2007

Dec 2007

Jan 2008

Feb 2008

Mar 2008

Apr 2008

May 2008

Jun 2008

Jul 2008

Aug 2008

Sep 2008

Oct 2008

Nov 2008

Dec 2008

Jan 2009

Feb 2009

116,129,000.00

111,104,234.20

106,198,951.82

101,410,464.74

96,735,995.37

92,172,832.12

87,718,327.82

81,117,277.17

76,928,385.79

72,839,206.44

68,847,368.31

64,950,556.95

61,146,512.85

57,433,030.20

53,807,955.59

50,269,186.76

46,814,671.41

43,442,405.98

39,946,936.79

36,738,382.02

33,606,224.52

30,548,647.46

27,563,877.17

24,650,182.13

21,805,871.96

19,029,296.43

16,318,844.55

13,672,943.58

11,090,058.16

8,568,689.42

6,107,374.11

3,704,683.73

6.600 6.385 6.385 6.600 6.385 6.600 6.385 6.405 7.096 6.405 6.620 6.405 6.620 6.405 6.405 6.620 6.405 6.620 6.405 6.405 6.850 6.405 6.620 6.405 6.620 6.405 6.405 6.620 6.405 6.620 6.405 6.405

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

1. The strike rate is calculated by subtracting the margin of the Class 1-A-2 Certificate from the Pool 1 Net WAC using a prepayment assumption of 25% CPB.

Class 1-A-2 Yield Maintenance Agreement

Distribution	Scheduled Notional	Cap Strike	Rate Cap
Date	Amount ($)	Rate (%)(1)	Ceiling (%)

Jul 2006

Aug 2006

Sep 2006

Oct 2006

Nov 2006

Dec 2006

Jan 2007

Feb 2007

Mar 2007

Apr 2007

May 2007

Jun 2007

Jul 2007

Aug 2007

Sep 2007

Oct 2007

Nov 2007

Dec 2007

Jan 2008

Feb 2008

Mar 2008

Apr 2008

May 2008

Jun 2008

Jul 2008

Aug 2008

Sep 2008

Oct 2008

Nov 2008

Dec 2008

Jan 2009

Feb 2009

116,129,000.00

111,104,234.20

106,198,951.82

101,410,464.74

96,735,995.37

92,172,832.12

87,718,327.82

81,117,277.17

76,928,385.79

72,839,206.44

68,847,368.31

64,950,556.95

61,146,512.85

57,433,030.20

53,807,955.59

50,269,186.76

46,814,671.41

43,442,405.98

39,946,936.79

36,738,382.02

33,606,224.52

30,548,647.46

27,563,877.17

24,650,182.13

21,805,871.96

19,029,296.43

16,318,844.55

13,672,943.58

11,090,058.16

8,568,689.42

6,107,374.11

3,704,683.73

6.600 6.385 6.385 6.600 6.385 6.600 6.385 6.405 7.096 6.405 6.620 6.405 6.620 6.405 6.405 6.620 6.405 6.620 6.405 6.405 6.850 6.405 6.620 6.405 6.620 6.405 6.405 6.620 6.405 6.620 6.405 6.405

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

Class 1-A-3 Yield Maintenance Agreement

Distribution	Scheduled Notional	Cap Strike	Rate Cap
Date	Amount ($)	Rate (%)(1)	Ceiling (%)

Jul 2006

Aug 2006

Sep 2006

Oct 2006

Nov 2006

Dec 2006

Jan 2007

Feb 2007

Mar 2007

Apr 2007

May 2007

Jun 2007

Jul 2007

Aug 2007

Sep 2007

Oct 2007

Nov 2007

Dec 2007

Jan 2008

Feb 2008

Mar 2008

Apr 2008

May 2008

Jun 2008

Jul 2008

Aug 2008

Sep 2008

Oct 2008

Nov 2008

Dec 2008

Jan 2009

Feb 2009

Mar 2009

Apr 2009

May 2009

Jun 2009

Jul 2009

Aug 2009

Sep 2009

Oct 2009

Nov 2009

Dec 2009

Jan 2010

Feb 2010

Mar 2010

Apr 2010

May 2010

Jun 2010

Jul 2010

Aug 2010

35,627,000.00

35,627,000.00

35,627,000.00

35,627,000.00

35,627,000.00

35,627,000.00

35,627,000.00

35,627,000.00

35,627,000.00

35,627,000.00

35,627,000.00

35,627,000.00

35,627,000.00

35,627,000.00

35,627,000.00

35,627,000.00

35,627,000.00

35,627,000.00

35,627,000.00

35,627,000.00

35,627,000.00

35,627,000.00

35,627,000.00

35,627,000.00

35,627 ,000.00

35,627,000.00

35,627,000.00

35,627,000.00

35,627,000.00

35,627,000.00

35,627,000.00

35,627,000.00

35,172,150.59

25,524,005.82

13,751,317.77

12,017,233.21

10,324,435.74

10,324,435.74

10,324,435.74

10,324,435.74

10,324,435.74

9,698,087.67

8,474,899.95

7,280,841.52

6,115,219.59

4,977,357.82

3,866,595.94

2,782,289.36

1,723,808.82

690,540.02

6.500

6.285

6.285

6.500

6.285

6.500

6.285

6.305

6.996

6.305

6.520

6.305

6.520

6.305

6.305

6.520

6.305

6.520

6.305

6.305

6.750

6.305

6.520

6.305

6.520

6.305

6.305

6.520

6.305

6.520

6.305

6.305

7.018

6.363

6.620

6.402

6.620

6.402

6.402

6.620

6.402

6.620

6.402

6.402

7.104

6.402

6.620

6.402

6.620

6.402

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

1. The strike rate is calculated by subtracting the margin of the Class 1-A-2 Certificate from the Pool 1 Net WAC using a prepayment assumption of 25% CPB.

Class 1-A-4 Yield Maintenance Agreement

Distribution	Scheduled Notional	Cap Strike	Rate Cap
Date	Amount ($)	Rate (%)(1)	Ceiling (%)

Jul 2006

Aug 2006

Sep 2006

Oct 2006

Nov 2006

Dec 2006

Jan 2007

Feb 2007

Mar 2007

Apr 2007

May 2007

Jun 2007

Jul 2007

Aug 2007

Sep 2007

Oct 2007

Nov 2007

Dec 2007

Jan 2008

Feb 2008

Mar 2008

Apr 2008

May 200 8

Jun 2008

Jul 2008

Aug 2008

Sep 2008

Oct 2008

Nov 2008

Dec 2008

Jan 2009

Feb 2009

Mar 2009

Apr 2009

May 2009

Jun 2009

Jul 2009

Aug 2009

Sep 2009

Oct 2009

Nov 2009

Dec 2009

Jan 2010

Feb 2010

Mar 2010

Apr 2010

May 2010

Jun 2010

Jul 2010

Aug 2010

Sep 2010

Oct 2010

Nov 2010

Dec 2010

Jan 2011

Feb 2011

March 2011

April 2011

May 2011

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,578,000.00

41,259,883.23

40,275,253.00

39,314,077.77

38,375,799.58

37,357,441.78

36,465,762.93

35,595,328.05

31,840,318.19

15,032,758.42

6.400

6.185

6.185

6.400

6.185

6.400

6.185

6.205

6.896

6.205

6.420

6.205

6.420

6.205

6.205

6.420

6.205

6.420

6.205

6.205

6.650

6.205

6.420

6.205

6.420

6.205

6.205

6.420

6.205

6.420

6.205

6.205

6.918

6.263

6.520

6.302

6.520

6.302

6.302

6.520

6.302

6.520

6.302

6.302

7.004

6.302

6.520

6.302

6.520

6.302

6.302

6.520

6.302

6.520

6.302

6.302

7.004

6.282

6.590

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

11.500

1. The strike rate is calculated by subtracting the margin of the Class 1-A-4 Certificate from the Pool 1 Net WAC using a prepayment assumption of 25% CPB.

Class 1-A-5 Yield Maintenance Agreement

Distribution Date	Scheduled Notional Amount ($)	Cap Strike Rate (%)(1)	Rate Cap Ceiling (%)
Jul 2006	38,149,000.00	6.4290	11.500
Aug 2006	37,157,504.50	6.2150	11.500
Sep 2006	36,189,585.68	6.2150	11.500
Oct 2006	35,244,713.11	6.4290	11.500
Nov 2006	34,322,338.71	6.2150	11.500
Dec 2006	33,421,927.43	6.4290	11.500
Jan 2007	32,542,956.92	6.2150	11.500
Feb 2007	31,240,426.16	6.2350	11.500
Mar 2007	30,413,866.85	6.9270	11.500
Apr 2007	29,606,982.90	6.2350	11.500
May 2007	28,819,306.48	6.4500	11.500
Jun 2007	28,050,380.91	6.2350	11.500
Jul 2007	27,299,760.33	6.4500	11.500
Aug 2007	26,567,009.50	6.2350	11.500
Sep 2007	25,851,703.49	6.2350	11.500
Oct 2007	25,153,427.49	6.4500	11.500
Nov 2007	24,471,776.53	6.2350	11.500
Dec 2007	23,806,355.27	6.4500	11.500
Jan 2008	23,116,623.24	6.2360	11.500
Feb 2008	22,483,505.65	6.2360	11.500
Mar 2008	21,865,462.90	6.6810	11.500
Apr 2008	21,262,136.49	6.2360	11.500
May 2008	20,673,176.45	6.4510	11.500
Jun 2008	20,098,241.09	6.2360	11.500
Jul 2008	19,536,996.88	6.4510	11.500
Aug 2008	18,989,118.18	6.2360	11.500
Sep 2008	18,454,287.12	6.2360	11.500
Oct 2008	17,932,193.35	6.4510	11.500
Nov 2008	17,422,533.92	6.2360	11.500
Dec 2008	16,925,013.07	6.4510	11.500
Jan 2009	16,439,342.07	6.2360	11.500
Feb 2009	15,965,239.04	6.2360	11.500
Mar 2009	15,144,472.75	6.9430	11.500
Apr 2009	13,240,684.10	6.2920	11.500
May 2009	10,917,676.89	6.5540	11.500
Jun 2009	10,575,504.32	6.3360	11.500
Jul 2009	10,241,478.59	6.5540	11.500
Aug 2009	10,241,478.59	6.3360	11.500
Sep 2009	10,241,478.59	6.3360	11.500
Oct 2009	10,241,478.59	6.5540	11.500
Nov 2009	10,241,478.59	6.3360	11.500
Dec 2009	10,117,886.50	6.5540	11.500
Jan 2010	9,876,524.98	6.3360	11.500
Feb 2010	9,640,911.30	6.3360	11.500
Mar 2010	9,410,908.76	7.0380	11.500
Apr 2010	9,186,383.90	6.3360	11.500
May 2010	8,967,206.44	6.5540	11.500
Jun 2010	8,753,249.19	6.3360	11.500
Jul 2010	8,544,387.98	6.5540	11.500
Aug 2010	8,340,501.58	6.3360	11.500
Sep 2010	8,141,471.68	6.3360	11.500
Oct 2010	7,947,182.73	6.5540	11.500
Nov 2010	7,757,521.97	6.3360	11.500
Dec 2010	7,572,379.29	6.5540	11.500
Jan 2011	7,371,435.17	6.3360	11.500
Feb 2011	7,195,487.55	6.3360	11.500
March 2011	7,023,731.83	7.0390	11.500
April 2011	6,282,786.78	6.3110	11.500
May 2011	2,966,289.95	6.6230	11.500

Excess Interest (1) (2)

Distribution Period	Excess Interest (1)(2)
25-Jul-06	2.17%
25-Aug-06	1.29%
25-Sep-06	1.29%
25-Oct-06	1.46%
25-Nov-06	1.29%
25-Dec-06	1.47%
25-Jan-07	1.29%
25-Feb-07	1.32%
25-Mar-07	1.85%
25-Apr-07	1.33%
25-May-07	1.51%
25-Jun-07	1.33%
25-Jul-07	1.51%
25-Aug-07	1.34%
25-Sep-07	1.34%
25-Oct-07	1.52%
25-Nov-07	1.34%
25-Dec-07	1.52%
25-Jan-08	1.35%
25-Feb-08	1.36%
25-Mar-08	1.71%
25-Apr-08	1.37%
25-May-08	1.54%
25-Jun-08	1.37%
25-Jul-08	1.55%
25-Aug-08	1.38%
25-Sep-08	1.38%
Distribution	Excess Interest (1)(2)
Period
25-Oct-08	1.56%
25-Nov-08	1.39%
25-Dec-08	1.57%
25-Jan-09	1.40%
25-Feb-09	1.41%
25-Mar-09	1.98%
25-Apr-09	1.55%
25-May-09	1.85%
25-Jun-09	1.68%
25-Jul-09	1.86%
25-Aug-09	1.58%
25-Sep-09	1.59%
25-Oct-09	1.77%
25-Nov-09	1.59%
25-Dec-09	1.76%
25-Jan-10	1.59%
25-Feb-10	1.59%
25-Mar-10	2.12%
25-Apr-10	1.58%
25-May-10	1.76%
25-Jun-10	1.58%
25-Jul-10	1.76%
25-Aug-10	1.58%
25-Sep-10	1.58%
25-Oct-10	1.76%
25-Nov-10	1.58%

Distribution	Excess Interest (1)(2)
Period
25-Dec-10	1.76%
25-Jan-11	1.58%
25-Feb-11	1.58%
25-Mar-11	2.12%
25-Apr-11	1.65%
25-May-11	2.15%
25-Jun-11	2.21%
25-Jul-11	2.39%
25-Aug-11	2.21%
25-Sep-11	2.21%
25-Oct-11	2.39%
25-Nov-11	2.21%
25-Dec-11	2.40%
25-Jan-12	2.23%
25-Feb-12	2.24%
25-Mar-12	2.61%
25-Apr-12	2.27%
25-May-12	2.46%
25-Jun-12	2.29%
25-Jul-12	2.48%
25-Aug-12	2.32%
25-Sep-12	2.33%
25-Oct-12	2.52%
25-Nov-12	2.35%

1.

Based on the following assumptions: a) the Structuring Assumptions, b) the 10% cleanup call is exercised at the earliest possible date, and c) the Pool 1 Mortgage Loans prepay at a speed of 30% CPR

2.

Excess Interest for any Distribution Date is equal to (x) the product of (a) 12 and (b) interest remaining after payment of current interest, divided by (B) the principal balance of the Pool 1 Certificates prior to any distributions of principal on such Distribution Date.